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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-03727 on Form S-8/S-3 of our report dated February 14, 1997 appearing in this Annual Report on Form 10-K of VitalCom Inc. for the year ended December 31, 1996.

Deloitte & Touche LLP
Costa Mesa, California
March 27, 1997